Exhibit 99.20


                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  January 1998

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-8

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 8-A1....$       0.70941012    Class 8-A15...$      196.82811870
     Class 8-A2....$      25.32910413    Class 8-A16...$       39.58291505
     Class 8-A3....$       0.00000000    Class 8-A17...$        0.00000000
     Class 8-A4....$       0.00000000    Class 8-A18...$        0.00000000
     Class 8-A5....$       0.00000000    Class 8-A19...$        0.00000000
     Class 8-A6....$       0.00000000    Class 8-PO....$        0.96942912
     Class 8-A7....$       4.58933098    Class 8-M.....$        0.70941040
     Class 8-A8....$      31.25326345    Class 8-B1....$        0.70940979
     Class 8-A9....$       0.00000000    Class 8-B2....$        0.70940942
     Class 8-A10...$       0.00000000    Class 8-B3....$        0.70940942
     Class 8-A11...$       0.00000000    Class 8-B4....$        0.70940535
     Class 8-A12...$       0.00000000    Class 8-B5....$        0.70940686
     Class 8-A13...$       0.00000000    Class 8-R.....$       39.60000000
     Class 8-A14...$     196.82811957    Class 8-RL....$        0.00000395

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 8-A1....$       0.69048713    Class 8-A14...$      191.57787506
     Class 8-A2....$      24.65346901    Class 8-A15...$      191.57787421
     Class 8-A3....$       0.00000000    Class 8-A16...$       38.52707007
     Class 8-A4....$       0.00000000    Class 8-A17...$        0.00000000

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     Class 8-A5....$       0.00000000    Class 8-A18...$        0.00000000
     Class 8-A6....$       0.00000000    Class 8-A19...$        0.00000000
     Class 8-A7....$       4.46691397    Class 8-PO....$        0.94357032
     Class 8-A8....$      30.41960576    Class 8-M.....$        0.00000000
     Class 8-A9....$       0.00000000    Class 8-B1....$        0.00000000
     Class 8-A10...$       0.00000000    Class 8-B2....$        0.00000000
     Class 8-A11...$       0.00000000    Class 8-B3....$        0.00000000
     Class 8-A12...$       0.00000000    Class 8-B4....$        0.00000000
     Class 8-A13...$       0.00000000    Class 8-B5....$        0.00000000
                                         Class 8-R.....$       38.54369929
                                         Class 8-RL....$        0.00000384

      iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 8-A1....$       6.02886602    Class 8-A15...$        5.48055524
     Class 8-A2....$       5.65539621    Class 8-A16...$        5.73070022
     Class 8-A3....$       5.62500000    Class 8-A17...$        5.93750000
     Class 8-A4....$       5.62500038    Class 8-A18...$        0.05416667
     Class 8-A5....$       5.62500000    Class 8-A19...$        0.05000000
     Class 8-A6....$       6.04166651    Class 8-M.....$        6.02886586
     Class 8-A7....$       5.98664257    Class 8-B1....$        6.02886578
     Class 8-A8....$       5.79135909    Class 8-B2....$        6.02887470
     Class 8-A9....$       0.00000000    Class 8-B3....$        6.02887869
     Class 8-A10...$       0.00000000    Class 8-B4....$        6.02890781
     Class 8-A11...$       6.04166643    Class 8-B5....$        6.02886654
     Class 8-A12...$       6.04166790    Class 8-R.....$        5.80000000
     Class 8-A13...$       6.04166678    Class 8-RL....$        5.80000000
     Class 8-A14...$       4.38059654    Class 8-S.....$        0.54695354

     iv)  Accrual Amount:

          Class 8-A9 Certificates        $        26,151.45
          Class 8-A10 Certificates       $        72,167.17

     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:........$     112,969.08

(b)  The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date:..........$ 472,594,520.41

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          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:....................           1,567

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                      Class Certificate          Single
                                      Principal Balance     Certificate Balance
                                      -----------------     -------------------

          Class 8-A1..................$   18,510,501.67       $       997.17
          Class 8-A2..................$   12,148,313.25       $       910.74
          Class 8-A3..................$   29,292,000.00       $     1,000.00
          Class 8-A4..................$   13,131,000.00       $     1,000.00
          Class 8-A5..................$   18,652,000.00       $     1,000.00
          Class 8-A6..................$   21,902,000.00       $     1,000.00
          Class 8-A7..................$   98,229,884.00       $       986.30
          Class 8-A8..................$   51,002,407.95       $       927.32
          Class 8-A9..................$    4,354,667.27       $     1,024.39
          Class 8-A10.................$   12,017,078.73       $     1,024.39
          Class 8-A11.................$   21,579,000.00       $     1,000.00
          Class 8-A12.................$    4,212,068.52       $     1,000.00
          Class 8-A13.................$   29,722,000.00       $     1,000.00
          Class 8-A14.................$   15,804,259.05       $       563.64
          Class 8-A15.................$    3,814,821.70       $       563.64
          Class 8-A16.................$   70,736,874.27       $       908.95
          Class 8-A17.................$   30,000,000.00       $     1,000.00
          Class 8-A18.................$   30,000,000.00       $     1,000.00
          Class 8-A19.................$   30,000,000.00       $     1,000.00
          Class 8-PO..................$      458,116.43       $       993.09
          Class 8-M...................$    7,746,031.39       $       997.17
          Class 8-B1..................$    4,747,535.47       $       997.17
          Class 8-B2..................$    3,748,369.21       $       997.17
          Class 8-B3..................$    2,498,912.80       $       997.17
          Class 8-B4..................$      749,574.13       $       997.17
          Class 8-B5..................$    1,749,082.19       $       997.17
          Class 8-R...................$           45.45       $       909.00
          Class 8-RL..................$           45.45       $       909.00
          Class 8-S...................$  445,087,176.35       $       940.05

     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value..........................................$         0.00
          unpaid principal balance............................$         0.00
          number of related mortgage loans....................             0

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     ix)  The  aggregate  number and  aggregate  Principal  Balances of Mortgage
          Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                      Number          4    Principal Balance $    1,098,145.67
               (2)  60-89 days
                      Number          1    Principal Balance $      344,523.58
               (3)  90 days or more
                      Number          0    Principal Balance $            0.00

          (b)  in foreclosure
                      Number          0    Principal Balance $            0.00

     x) The Scheduled Principal Balance of any Mortgage Loan and number of replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased pursuant to Section 3.01(c): $ 0.00 $ 0.00

     xi) The Scheduled Principal Balance of any Mortgage Loan and number of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                                      $      0.00     $     0.00

        xii) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

             Class 8-A14 Certificates: ..................   6.912500%
             Class 8-A15 Certificates: ..................   8.648214%
             Class 8-S Certificates: ....................   0.359531%

     xiii) Senior Percentage for such Distribution Date: .......... 95.61319000%

     xiv)  Category B Group I Senior Percentage for such Distribution
           Date: .................................................. 89.67413300%

      xv)  Category B Group II Senior Percentage for such Distribution
           Date: .................................................. 10.00000000%

     xvi)  Senior Prepayment Percentage for such Distribution Date:100.00000000%

     xvii) Category B Group I Senior Prepayment Percentage for
           such Distribution Date: ................................100.00000000%

     xviii)Junior Percentage for such Distribution Date: ..........  4.38681000%

     xix)  Junior Prepayment Percentage for such Distribution Date:  0.00000000%